EXHIBIT 99.1

SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”) dated as of December 3, 2009, among TIME WARNER INC., a Delaware corporation (the “Company”), HISTORIC TW INC., a Delaware corporation (“HTW”), AOL LLC, a Delaware limited liability company (“AOL”), TURNER BROADCASTING SYSTEM, INC., a Georgia corporation (“TBS”), HOME BOX OFFICE, INC., a Delaware corporation (“HBO”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York, as successor trustee to The Chase Manhattan Bank), a New York banking corporation, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS the Company, HTW (in its own capacity and as successor to Time Warner Companies, Inc. (“TWCI”)), AOL and TBS have executed and delivered to the Trustee an Indenture dated as of April 19, 2001 (the “Original Indenture”), as amended by way of the First Supplemental Indenture, dated as of April 16, 2009, among the Company, HTW, AOL, TBS and the Trustee (the “First Supplemental Indenture”) (the Original Indenture, as so amended, is herein called the “Indenture”), providing for the issuance and sale by the Company from time to time of its senior debt securities (the “Securities”, which term shall include any Securities issued under the Indenture after the date hereof);

WHEREAS HTW has, by way of the Original Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “Initial HTW Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the Initial HTW Guarantee;

WHEREAS AOL has, by way of the Original Indenture, unconditionally and irrevocably guaranteed the obligations of the Company under the Indenture (the “AOL Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the AOL Guarantee;

WHEREAS TWCI had, by way of the Original Indenture, unconditionally and irrevocably guaranteed the obligations of HTW under the Initial HTW Guarantee (the “TWCI Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the TWCI Guarantee;

WHEREAS, pursuant to a certificate of ownership and merger filed with the Secretary of State of the State of Delaware, TWCI merged with and into HTW on February 24, 2009, with HTW being the surviving corporation, and HTW, by operation of Sections 8.01 and 8.02 of the Indenture, assumed all the guarantee obligations of TWCI under the TWCI Guarantee (such assumed TWCI Guarantee together with the Initial HTW Guarantee, the “HTW Guarantees”);

WHEREAS TBS has, by way of the Original Indenture, unconditionally and irrevocably guaranteed the obligations of HTW under the Initial HTW Guarantee (the “TBS Guarantee”) and extended to the Holders of Securities certain rights and privileges in connection with the TBS Guarantee;

WHEREAS Section 8.03 of the Indenture provides that Sections 8.01 and 8.02 shall not apply to a conveyance or transfer by AOL of its properties and assets substantially as an entirety unless such conveyance or transfer constitutes a conveyance or transfer of the properties and assets of the Company, HTW, AOL and TBS and their respective Subsidiaries, taken as a whole, substantially as an entirety;

WHEREAS the Company has, by way of Section 3 of the First Supplemental Indenture, agreed that, in connection with (and only in connection with), the conveyance or transfer by AOL of its properties and assets substantially as an entirety, the Company shall cause HBO, its wholly owned subsidiary, to issue an unconditional and irrevocable guarantee of all the monetary obligations of HTW under the HTW Guarantees (including obligations to the Trustee thereunder) and of the full and punctual performance within applicable grace periods of all other obligations of HTW under the HTW Guarantees (the “HBO Guarantee”);

WHEREAS AOL has conveyed or transferred, or intends to convey or transfer, its properties and assets substantially as an entirety;

WHEREAS HBO desires to issue the HBO Guarantee, subject to the terms and conditions set forth in this Second Supplemental Indenture;

WHEREAS Section 9.01(5) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding to the rights of the Holders of the Securities;

WHEREAS Section 9.01(7) of the Indenture permits the Company, when authorized by a resolution of the Board of Directors of the Company, and the Trustee, at any time and from time to time, to enter into one or more indentures supplemental to the Indenture, in form satisfactory to the Trustee, for the purpose of adding additional Events of Default in respect of the Securities;

WHEREAS the Company, HTW, AOL, TBS and HBO have duly authorized the execution and delivery of this Second Supplemental Indenture, subject to the terms and conditions described herein; and

WHEREAS the Company, HTW, AOL, TBS and HBO have requested that the Trustee execute and deliver this Second Supplemental Indenture, and all requirements necessary to make this Second Supplemental Indenture a valid instrument in accordance with its terms and to make the HBO Guarantee a valid obligation of HBO, and the execution and delivery of this Second Supplemental Indenture, have been duly authorized in all respects.

NOW, THEREFORE, the Company, HTW, AOL, TBS, HBO and the Trustee hereby agree that this Second Supplemental Indenture supplements the Indenture with respect to Securities issued thereunder:

SECTION 1. Definitions.  (a) Unless otherwise provided herein, the capitalized terms used and not defined herein have the meanings ascribed to such terms in the Indenture.

(b) The definition of “Guarantee” under Section 1.01 of the Indenture is hereby supplemented and amended to read in its entirety as follows:

““Guarantee” means the guarantees specified in Section 13.01(a) and (b) of this Indenture and the HBO Guarantee set forth in Section 2 of the Second Supplemental Indenture.”

(c) The definition of “Guarantors” under Section 1.01 of the Indenture is hereby supplemented and amended to read in its entirety as follows:

““Guarantors” means AOL, HTW (including in its capacity as successor to TWC), TBS and HBO.”

SECTION 2. The HBO Guarantee.  (a) HBO fully, irrevocably and unconditionally guarantees, to each Holder of Securities (including each Holder of Securities issued under the Indenture after the date of this Second Supplemental Indenture) and to the Trustee and its successors and assigns (i) the full and punctual payment of all monetary obligations of HTW under the HTW Guarantees (including obligations to the Trustee) and (ii) the full and punctual performance within applicable grace periods of all other obligations of HTW under the HTW Guarantees.  HBO further agrees that its obligations hereunder shall be unconditional irrespective of the absence or existence of any action to enforce the same, the recovery of any judgment against the Company or any other Guarantor (except to the extent such judgment is paid) or any waiver or amendment of the provisions of the Indenture or the Securities to the extent that any such action or any similar action would otherwise constitute a legal or equitable discharge or defense of a guarantor (except that such waiver or amendment shall be effective in accordance with its terms).

(b) HBO further agrees that the HBO Guarantee constitutes a guarantee of payment, performance and compliance and not merely of collection.

(c) HBO further agrees to waive presentment to, demand of payment from and protest to the Company or any other Person, and also waives diligence, notice of acceptance of the HBO Guarantee, presentment, demand for payment, notice of protest for nonpayment, the filing of claims with a court in the event of merger or bankruptcy of the Company or any other Person and any right to require a proceeding first against the Company or any other Person.  The obligations of HBO shall not be affected by any failure or policy on the part of the Trustee to exercise any right or remedy under the Indenture or the Securities of any series.

(d) The obligation of HBO to make any payment under the HBO Guarantee may be satisfied by causing the Company or any other Person to make such payment.  If any Holder of any Security or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to any of the Company or any Guarantor, any amount paid by any of the foregoing to the Trustee or such Holder, the HBO Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

(e) HBO also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder of Securities in enforcing any of their respective rights under the HBO Guarantee.

(f) Any term or provision of this Second Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of the HBO Guarantee shall not exceed the maximum amount that can be hereby guaranteed without rendering this Second Supplemental Indenture, as it relates to HBO, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

SECTION 3. Amendment to Defeasance upon Deposit of Funds or Government Obligations.  Section 4.03 of the Indenture is hereby supplemented and amended by adding the following sentence after the sentence following clause (5) and before the definition of “Discharged”:

“If the Company, at its option, with respect to a series of Securities, satisfies the applicable conditions pursuant to either clause (a) or (b) of the first sentence of this Section, then (x), in the event the Company satisfies the conditions to clause (a) and elects clause (a) to be applicable, HBO shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, its guarantee of the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series and (y) in either case, HBO shall cease to be under any obligation to comply with any term, provision or condition set forth in Article Eight (and any other covenants applicable to such Securities that are determined pursuant to Section 3.01 to be subject to this provision), and clause (4) of Section 5.01 (and any other Events of Default applicable to such series of Securities that are determined pursuant to Section 3.01 to be subject to this provision) shall be deemed not to be an Event of Default with respect to such series of Securities at any time thereafter.”

SECTION 4. Additional Events of Default.  Clause (4) of Section 5.01 of the Indenture is hereby supplemented and amended to read in its entirety as follows:

“(4) default in the performance, or breach, of any covenant or warranty of the Company, AOL, HTW, TBS or HBO in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company (or, if applicable, AOL, HTW, TBS or HBO) by the Trustee or to the Company (or, if applicable, AOL, HTW, TBS or HBO) and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or”

SECTION 5. Amendment to Article Eight.  The introductory clause of Section 8.01 of the Indenture is hereby supplemented and amended to read in its entirety as follows:

“SECTION 8.01.  Consolidation, Merger, Conveyance or Transfer on Certain Terms.  None of the Company, AOL, HTW, TBS or HBO shall consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:”

SECTION 6. Supplemental Indentures.  Clause (5) of Section 9.02 of the Indenture is hereby supplemented and amended to read in its entirety as follows:

“(5) amend or modify Section 13.01 of this Indenture or the terms of the HBO Guarantee set forth in Section 2 of the Second Supplemental Indenture in any manner adverse to the rights of the Holders of the Outstanding Securities of any series.”

SECTION 7. This Second Supplemental Indenture.  This Second Supplemental Indenture shall be construed as supplemental to the Indenture and shall form a part of it, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

SECTION 8. GOVERNING LAW.  THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts.  This Second Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

SECTION 10. Headings.  The headings of this Second Supplemental Indenture are for reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 11. Trustee Not Responsible for Recitals.  The recitals herein contained are made by the Company, HTW, AOL, HBO and TBS and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture.

SECTION 12. Separability.  In case any one or more of the provisions contained in this Second Supplemental Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture or of the Securities, but this Second Supplemental Indenture and the Securities shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed by their respective authorized officers as of the date first written above.

TIME WARNER INC.,
by
/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President and Treasurer

HISTORIC TW INC.,
by
/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President and Treasurer

HOME BOX OFFICE, INC.,
by
/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President

AOL LLC,
by
/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Vice President and Assistant Treasurer

TURNER BROADCASTING SYSTEM, INC.,
by
/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President and Assistant Treasurer

THE BANK OF NEW YORK MELLON, as Trustee,
by
/s/ Timothy W. Casey
Name: Timothy W. Casey
Title: Senior Associate